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                                                                EXHIBIT 10.13(a)

                              INSTRUMENT AMENDING

                        LYONDELL PETROCHEMICAL COMPANY

                             RESTRICTED STOCK PLAN

                          FOR NON-EMPLOYEE DIRECTORS

LYONDELL PETROCHEMICAL COMPANY hereby amends the Lyondell Petrochemical Company Restricted Stock Plan for Non-Employee Directors, effective August 1, 1997, as follows:


Section 5. Terms and Conditions of Restricted Shares, subsection (d)(iii),
           -----------------------------------------
Change of Control, is amended to read as follows:

Section 5  Terms and Conditions of Restricted Shares
           -----------------------------------------

          (d) (iii) "Change in Control" shall mean a change in control as defined in the Company's Non-Employee Director Benefit Plans Trust Agreement.


IN WITNESS WHEREOF, LYONDELL PETROCHEMICAL COMPANY, acting by and through its duly authorized officer, has caused this Instrument to be executed on August ___,1997.

ATTEST:                       LYONDELL PETROCHEMICAL COMPANY

By:____________________       By:________________________________
     Assistant Secretary           Jeffrey R. Pendergraft
                                   Senior Vice President and Secretary